Exhibit 23(j)
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               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
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     We hereby consent to the  incorporation by reference in the  Post-Effective
Amendment No. 6 to the Registration Statement on Form N-1A of Impact Management Investment Trust of our report dated October 13, 1999, accompanying the financial statements and the financial highlights of Impact Management Growth Portfolio (a Series of Impact Management Investment Trust) for the year ended September 30, 1999. We also consent to the references to our firm under the caption "Financial Highlights" included in the Prospectus and under the captions "Independent Auditors" and "Financial Statements" included in the Statement of Additional Information.

                                                      /s/ SPICER, JEFFRIES & CO.

Denver, Colorado
January 27, 2000

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                                                                   Exhibit 23(j)
                                                                   -------------

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------

We consent to the incorporation by reference in Post-Effective Amendment No. 6 to the Registration Statement of Impact Management Investment Trust on Form N-1A of our report dated October 22, 1998 on our audits of the statement of changes in net assets of Impact Management Growth Portfolio (a Series of Impact Management Investment Trust) for the year ended September 30, 1998, and the financial highlights for the year ended September 30, 1998 and for the period June 17, 1997 (commencement of operations) to September 30, 1997. We also consent to the references to our firm under the caption "Financial Highlights" included in the Prospectus and under the captions "Independent Auditors" and "Financial Statements" included in the Statement of Additional Information.

                                    /s/ Arthur F. Bell, Jr. & Associates, L.L.C.

Hunt Valley, Maryland
January 26, 2000